Exhibit 4.3

MOLSON COORS BREWING COMPANY, as Issuer

and

THE GUARANTORS NAMED HEREIN, as Guarantors

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of July 7, 2016

to

INDENTURE

Dated as of July 7, 2016

1.450% Senior Notes due 2019

2.100% Senior Notes due 2021

3.000% Senior Notes due 2026

4.200% Senior Notes due 2046

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ii

ARTICLE 7
ORIGINAL ISSUE OF NOTES

Section 7.1 Original Issue of 2019 Notes	31
Section 7.2 Original Issue of 2021 Notes	31
Section 7.3 Original Issue of 2026 Notes	31
Section 7.4 Original Issue of 2046 Notes	31

ARTICLE 8
MISCELLANEOUS

Section 8.1 Ratification of Indenture	31
Section 8.2 Trustee Not Responsible for Recitals	31
Section 8.3 Governing Law	31
Section 8.4 Separability	32
Section 8.5 Counterparts Originals	32

EXHIBIT A — Form of 2019 Notes
EXHIBIT B — Form of 2021 Notes
EXHIBIT C — Form of 2026 Notes
EXHIBIT D — Form of 2046 Notes

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SECOND SUPPLEMENTAL INDENTURE, dated as of July 7, 2016 (this “Supplemental Indenture”), among MOLSON COORS BREWING COMPANY, a Delaware corporation (the “Company”); and MOLSON COORS INTERNATIONAL LP, a Delaware limited partnership, MOLSON COORS INTERNATIONAL GENERAL, ULC, a Nova Scotia unlimited liability company, COORS INTERNATIONAL HOLDCO, ULC, a Nova Scotia unlimited liability company, MOLSON COORS CALLCO ULC, a Nova Scotia unlimited liability company, MOLSON CANADA 2005, an Ontario partnership, COORS BREWING COMPANY, a Colorado corporation, MOLSON COORS HOLDCO INC., a Delaware corporation, CBC HOLDCO LLC, a Colorado limited liability company, MC HOLDING COMPANY LLC, a Colorado limited liability company, CBC HOLDCO 2 LLC, a Colorado limited liability company and NEWCO3, INC., a Colorado corporation (collectively, the “Guarantors”); and Deutsche Bank Trust Company Americas, a New York banking corporation, not in its individual capacity but solely in its capacity as trustee (the “Trustee”).

WHEREAS, the Company and the Guarantors executed and delivered the indenture, dated as of July 7, 2016, to the Trustee (the “Base Indenture,” and as hereby supplemented, the “Indenture”), to provide for the issuance of the Company’s debt Securities to be issued in one or more series and to be guaranteed by the Guarantors;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of four new series of its notes under the Base Indenture to be known as its “1.450% Senior Notes due 2019” (the “2019 Notes”), “2.100% Senior Notes due 2021” (the “2021 Notes”), “3.000% Senior Notes due 2026” (the “2026 Notes”) and “4.200% Senior Notes due 2046” (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2026 Notes, the “Notes”), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Guarantors will guarantee the Notes being issued pursuant to this Supplemental Indenture and the terms set forth in Article XVI of the Base Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted on November 2, 2015 and February 26, 2016, has duly authorized the issuance of the Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, the Board of Directors, Board of Managers, Managing Member or Management Committee, as applicable, of each of the Guarantors, pursuant to resolutions duly adopted on June 24, 2016, has duly authorized such Guarantor’s Guarantee, and has authorized the proper officers of such Guarantor to execute any and all appropriate documents necessary or appropriate to effect such Guarantee;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Sections 3.1 and 14.1(p) of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Guarantors, in accordance with its terms, and to make the Notes, each when executed by the Company and authenticated and delivered by the Trustee, and the Guarantees thereon by the Guarantors, the valid obligations of the Company and the Guarantors, as applicable, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each of the 2019 Notes, the 2021 Notes, the 2026 Notes and the 2046 Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of each of the 2019 Notes, the 2021 Notes, the 2026 Notes and the 2046 Notes, the Company and the Guarantors covenant and agree, with the Trustee, as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Section 1.1                                    Definition of Terms.  Unless the context otherwise requires:

(a)                        each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture;

(b)                        the singular includes the plural and vice versa;

(c)                         headings are for convenience of reference only and do not affect interpretation;

(d)                        a reference to a Section or Article is to a Section or Article of this Supplemental Indenture unless otherwise indicated; and

(e)                         the following terms have the meanings given to them in this Section 1.1(e):

(i)                                     “2019 Below Investment Grade Rating Event” shall have the meaning assigned to it in Section 2.12.

(ii)                                  “2019 Change of Control Offer” shall have the meaning assigned to it in Section 2.12.

(iii)                               “2019 Change of Control Payment” shall have the meaning assigned to it in Section 2.12.

(iv)                              “2019 Change of Control Payment Date” shall have the meaning assigned to it in Section 2.12.

(v)                                 “2019 Change of Control Triggering Event” shall have the meaning assigned to it in Section 2.12.

(vi)                              “2021 Below Investment Grade Rating Event” shall have the meaning assigned to it in Section 3.12.

(vii)                           “2021 Change of Control Offer” shall have the meaning assigned to it in Section 3.12.

(viii)                        “2021 Change of Control Payment” shall have the meaning assigned to it in Section 3.12.

(ix)                              “2021 Change of Control Payment Date” shall have the meaning assigned to it in Section 3.12.

(x)                                 “2021 Change of Control Triggering Event” shall have the meaning assigned to it in Section 3.12.

(xi)                              “2026 Below Investment Grade Rating Event” shall have the meaning assigned to it in Section 4.12.

(xii)                           “2026 Change of Control Offer” shall have the meaning assigned to it in Section 4.12.

(xiii)                        “2026 Change of Control Payment” shall have the meaning assigned to it in Section 4.12.

(xiv)                       “2026 Change of Control Payment Date” shall have the meaning assigned to it in Section 4.12.

(xv)                          “2026 Change of Control Triggering Event” shall have the meaning assigned to it in Section 4.12.

(xvi)                       “2046 Below Investment Grade Rating Event” shall have the meaning assigned to it in Section 5.12.

(xvii)                    “2046 Change of Control Offer” shall have the meaning assigned to it in Section 5.12.

(xviii)                 “2046 Change of Control Payment” shall have the meaning assigned to it in Section 5.12.

(xix)                       “2046 Change of Control Payment Date” shall have the meaning assigned to it in Section 5.12.

(xx)                          “2046 Change of Control Triggering Event” shall have the meaning assigned to it in Section 5.12.

(xxi)                       “ABI” means Anheuser-Busch InBev SA/NV, a public company organized under the laws of Belgium.

(xxii)                    “Acquisition” means the acquisition from ABI of all of SABMiller’s interest in MillerCoors and all the trademark contracts and other assets primarily related to the Miller brand portfolio outside the United States of America and Puerto Rico by the Company on the terms and subject to the conditions set forth in the Purchase Agreement.

(xxiii)                 “Attributable Debt” means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount of such liability is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the actual percentage rate inherent in such arrangements as determined in good faith by the Company.  The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments and similar charges.  In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be terminated.

(xxiv)                “Change of Control” means the occurrence of any of the following: (1) any “person” or “group” (other than the Permitted Parties) is or becomes (by way of merger or consolidation or otherwise) the “beneficial owner,” directly or indirectly, of shares of Voting Stock of the Company representing 50% or more of the total voting  power of all outstanding classes of Voting Stock of the Company or has the power, directly or indirectly, to elect a majority of the members of the Company’s Board of Directors; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to (i) the Company or one of its Subsidiaries, or (ii) one or more Permitted Parties; (3) the holders of the Company’s Capital Stock approve any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with this Indenture).  Notwithstanding the foregoing, (a) a transaction will not be deemed to involve a Change of Control if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company, and (b) the right to acquire Voting Stock (so long as such person does not have the right to direct the voting of the Voting Stock subject to such right) or any veto power in connection with the acquisition or disposition of Voting Stock will not cause a party to be a “beneficial owner.” For purposes of this Section 1.1(e)(xxiv), (i) “person” or “group” have the meanings given to them for purposes of Sections 13(d) and 14(d) of the Exchange Act as in effect on the Issue Date (but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and any Permitted Party shall be excluded when determining the members of such “group”), and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act as in effect on the Issue Date, and (ii) a “beneficial owner” will be determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the Issue Date. In calculating the amount of Voting Stock owned by a person or group the Voting Stock “beneficially owned” by any Permitted Party shall not be included.

(xxv)                   “Consolidated Net Tangible Assets” means the consolidated total assets of the Company, including its consolidated subsidiaries, after deducting current liabilities (except for those which are Funded Debt or the current maturities of Funded Debt) and goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other intangible assets.  Deferred income taxes, deferred investment tax credit or other similar items, as calculated in accordance with GAAP, will not be considered as a liability or as a deduction from or adjustment to total assets.

(xxvi)                “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

(xxvii)             “DTC” means The Depository Trust Company.

(xxviii)          “Funded Debt” of any Person means (a) all Debt of such Person having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from such date at the option of such Person, or (b) rental obligations of such Person payable more than 12 months from such date under leases which are capitalized in accordance with GAAP (such rental obligations to be included as Funded Debt at the amount so capitalized).

(xxix)                “Interest Payment Date” means January 15 and July 15 of each year.

(xxx)                   “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB— (or the equivalent) by S&P.

(xxxi)                “MillerCoors” means MillerCoors LLC, a Delaware limited liability company.

(xxxii)             “Issue Date” means July 7, 2016.

(xxxiii)          “Moody’s” means Moody’s Investors Service, Inc., and its successors.

(xxxiv)         “Mortgage” means a mortgage, pledge or lien; provided, however, that in no event shall an operating lease be deemed to constitute a Mortgage.

(xxxv)            “Permitted Party” means (a)(i) the Adolph Coors, Jr. Trust, (ii) any trustee of such trust acting in its capacity as such, (iii) any Person that is a beneficiary of such trust on the date hereof, (iv) any other trust or similar arrangement for the benefit of such beneficiaries, (v) the successors of any such Persons, (vi) any Persons Controlled by such Persons, (vii) Peter H. Coors and Marilyn E. Coors, their estates, their lineal descendants and any other trust for the benefit of such Persons and (viii) any Person who any of the foregoing have voting control over the Voting Stock of the Company held by such Person; and (b)(i) Pentland Securities (1981) Inc., a Canadian corporation, (ii) Lincolnshire Holdings Limited, a Canadian business corporation, (iii) Nooya Investments Limited, a Canadian business corporation, (iv) Eric Molson and Stephen Molson, their spouses, their estates, their lineal descendants and any trusts for the benefit of such Persons (including, as to any common stock of the Company held by it for the benefit of such Persons, the trust established under the Voting and Exchange Trust Agreement (as defined in the Combination Agreement dated as of July 21, 2004 between the Company and Molson, Inc.), (v) the successors of any such Persons, (vi) any Persons Controlled by such Persons, and (vii) any Person who any of the foregoing have voting control over the Voting Stock of the Company held by such Person.

(xxxvi)         “Principal Property” means any brewery, manufacturing, processing or packaging plant or warehouse owned at the date of this Supplemental Indenture or thereafter acquired by the Company or any Restricted Subsidiary which is located within the United States of America or Canada, other than any property which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and the Restricted Subsidiaries as an entirety.

(xxxvii)      “Purchase Agreement” means the purchase agreement, dated November 11, 2015, by and between the Company and ABI, as it may be amended, supplemented or otherwise modified.

(xxxviii)   “Rating Agencies” means, in respect of any series of Notes, (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes of such series or fails to make a rating of the Notes of such series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors of the Company) as a replacement agency for Moody’s or S&P, or both, as the case may be.

(xxxix)         “Record Date” means January 5 and July 5 of each year.

(xl)                              “Restricted Subsidiary” means a Subsidiary of the Company (a) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States or Canada, and (b) which owns a Principal Property.

(xli)                           “SABMiller” means SABMiller plc, a public limited company incorporated in England and Wales.

(xlii)                        “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

Section 1.2                                    Interpretation.  This Second Supplemental Indenture is supplemental to the Base Indenture, and this Second Supplemental Indenture and the Base Indenture shall hereafter be read together with respect to the Notes.  If any term or provision contained in this Second Supplemental Indenture shall conflict or be inconsistent with any term or provision of the Base Indenture, the terms and provisions of this Second Supplemental Indenture shall govern; provided, however, that the terms and provisions of this Second Supplemental Indenture modify or amend the terms of the Base Indenture only with respect to the Notes.

ARTICLE 2
GENERAL TERMS AND CONDITIONS OF THE 2019 NOTES

Section 2.1                                    Designation and Principal Amount.  There is hereby authorized and established a new series of Securities under the Base Indenture designated as the “1.450% Senior Notes due 2019,” which is not limited in aggregate principal amount.  The initial aggregate principal amount of the 2019 Notes to be issued under this Supplemental Indenture shall be $500,000,000.  The 2019 Notes are not Original Issue Discount Securities and were originally issued at a public offering price of 99.950%.  Any additional amounts of 2019 Notes to be issued shall be set forth in a Company Order.

Section 2.2                                    Maturity.  The stated maturity of principal for the 2019 Notes shall be July 15, 2019.

Section 2.3                                    Further Issues.  The Company may, from time to time, without the consent of the Holders of the 2019 Notes, issue additional 2019 Notes.  Any such additional 2019 Notes shall have the same ranking, interest rate, maturity date and other terms and conditions as the 2019 Notes issued on the Issue Date, except for the issue date and the issue price.  Any such additional 2019 Notes, together with the 2019 Notes herein provided for, shall constitute a single series of Securities under the Indenture; provided that if any such additional 2019 Notes are not fungible with the existing 2019 Notes for United States federal income tax purposes, such additional 2019 Notes will have a separate CUSIP number.

Section 2.4                                    Form of Payment.  Principal of, premium, if any, and interest on the 2019 Notes shall be payable in U.S. Dollars.

Section 2.5                                    Global Securities and Denomination of 2019 Notes.  Upon the original issuance, the 2019 Notes shall be represented by one or more Global Securities.  The Company shall issue the 2019 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with, or on behalf of, DTC as Depositary (pursuant to Section 3.1 of the Base Indenture) in New York, New York, and register the Global Securities in the name of Cede & Co., DTC’s nominee.

Section 2.6                                    Interest.  The Company shall pay interest on the 2019 Notes at the rate of 1.450% per annum, payable semiannually in arrears on each Interest Payment Date or, if any such Interest Payment Date is not a Business Day, on the next succeeding Business Day, commencing on January 15, 2017.  Interest on the 2019 Notes shall be paid to each Holder of the 2019 Notes at the close of business on the Record Date next preceding the related Interest Payment Date (except that interest payable at maturity shall be paid to the same persons to whom principal of such 2019 Notes is payable) and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Interest on the 2019 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date.  Payments of the principal of and interest on the 2019 Notes shall be made in U.S. Dollars, and the 2019 Notes shall be denominated in U.S. Dollars.

Section 2.7                                    Redemption.  The 2019 Notes are subject to redemption at the option of the Company and to a special mandatory redemption, in each case as set forth in the form of 2019 Note attached hereto as Exhibit A and Article IV of the Base Indenture.

Section 2.8                                    Limitations on Secured Debt.  (a) If the Company or any Restricted Subsidiary shall incur, issue, assume or enter into a guarantee of any Debt secured by a Mortgage on any Principal Property of the Company or any Subsidiary, or on any Capital Stock of any Restricted Subsidiary, the Company shall, or shall cause such Subsidiary or Restricted Subsidiary to, secure the 2019 Notes equally and ratably with (or prior to) such secured Debt for as long as such Debt is so secured, unless the aggregate amount of all such secured Debt (for the avoidance of doubt, to the extent such debt is secured by a Mortgage on any Principal Property), when taken together with all Attributable Debt with respect to sale and leaseback transactions involving Principal Properties of the Company or any Subsidiary (with the exception of such transactions which are excluded pursuant to Section 2.8(b) and Section 2.9(b)), would not, at the time of such incurrence, issuance, assumption or guarantee, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the

Company.  Any Mortgage created for the benefit of the Holders of Securities pursuant to the preceding sentence shall provide by its terms that such Mortgage shall be automatically and unconditionally released and discharged upon the release and discharge of the Mortgage to which it relates.

(b)                        The restriction in Section 2.8(a) shall not apply to Debt secured by:

(i)                                     Mortgages existing on any property prior to the acquisition thereof by the Company or a Restricted Subsidiary or existing on any property of any corporation or other entity that becomes a Subsidiary after the date of this Supplemental Indenture prior to the time such corporation becomes a Subsidiary or securing indebtedness that is used to pay the cost of acquisition of such property or to reimburse the Company or a Restricted Subsidiary for that cost; provided, however, that such Mortgage shall not apply to any other property of the Company or a Restricted Subsidiary other than improvements and accessions to the property to which it originally applies;

(ii)                                  Mortgages to secure the cost of development or construction of such property, or improvements of such property; provided, however, that such Mortgages shall not apply to any other property of the Company or any Restricted Subsidiary;

(iii)                               Mortgages in favor of a governmental entity or in favor of the holders of securities issued by any such entity, pursuant to any contract or statute (including Mortgages to secure Debt of the pollution control or industrial revenue bond type) or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages;

(iv)                              Mortgages securing indebtedness owing to the Company or a Guarantor;

(v)                                 Mortgages existing on the Issue Date;

(vi)                              Mortgages required in connection with governmental programs which provide financial or tax benefits, as long as substantially all of the obligations secured are in lieu of or reduce an obligation that would have been secured by a lien permitted under this Indenture;

(vii)                           extensions, renewals or replacements of the Mortgages referred to in this Section 2.8(b) (other than Mortgages described in clauses (ii) and (iv) above) so long as the principal amount of the secured Debt is not increased (except by an amount not to exceed the fees and expenses, including any premium and defeasance costs incurred with such extension, renewal or replacement) and the extension, renewal or replacement is limited to all or part of the same property secured (and for the avoidance of doubt could have been secured) by the Mortgage so extended, renewed or replaced; or

(viii)                        Mortgages in connection with sale and leaseback transactions permitted by Section 2.9(b).

For the avoidance of doubt, the accrual of interest, accretion or amortization of original issue discount or accreted value, the accretion of dividends, and the payment of interest on Debt in the form of additional Debt will not be deemed to be an incurrence, issuance, assumption or guarantee of Debt.

Section 2.9                                    Limitations on Sales and Leasebacks.  (a) Neither the Company nor any Restricted Subsidiary shall enter into any sale and leaseback transaction involving any Principal Property, unless the aggregate amount of all Attributable Debt with respect to such transactions, when taken together with all secured Debt permitted under Section 2.8(a) (and not excluded in Section 2.8(b)) would not, at the time such transaction is entered into, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.

(b)                        The restriction in Section 2.9(a) shall not apply to, and there shall be excluded from Attributable Debt in any computation under Section 2.9(a), any sale and leaseback transaction if:

(i)                                     the transaction is between or among two or more of the Company and the Guarantors;

(ii)                                  the lease is for a period, including renewal rights, of not in excess of three years;

(iii)                               the transaction is with a governmental authority that provides financial or tax benefits;

(iv)                              the net proceeds of the sale are at least equal to the fair market value of the property and, within 180 days of the transfer, the Company or the Guarantors repay Funded Debt owed by them or make expenditures for the expansion, construction or acquisition of a Principal Property at least equal to the net proceeds of the sale; or

(v)                                 such sale and leaseback transaction is entered into within 180 days after the acquisition or construction, in whole but not in part, of such Principal Property.

Section 2.10                             Appointment of Agents.  The Trustee shall initially be the Registrar and Paying Agent for the 2019 Notes.

Section 2.11                             Defeasance upon Deposit of Moneys or U.S. Government Obligations.  At the Company’s option, either (a) the Company shall be deemed to have been Discharged from its obligations with respect to the 2019 Notes on the first day after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied or (b) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 6.4 or Section 10.2 of the Base Indenture and Sections 2.8 and 2.9 of this Supplemental Indenture with respect to the 2019 Notes at any time after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied.  The applicable provisions of Article XII of the Base Indenture shall apply to the exercise by the Company of either such option.

Section 2.12                             Repurchase of 2019 Notes Upon a Change of Control.  (a) Upon the occurrence of a 2019 Change of Control Triggering Event, unless the Company has unconditionally exercised its right to redeem the 2019 Notes as provided in the form of 2019 Note attached hereto as Exhibit A and Article IV of the Base Indenture, each Holder of 2019 Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2019 Notes pursuant to the offer described in this Section 2.12 (the “2019 Change of Control Offer”) on the terms set forth in this Section 2.12 at a repurchase price in cash equal to 101% of the aggregate principal amount of 2019 Notes repurchased, plus accrued and unpaid interest, if any, on the 2019 Notes repurchased to, but excluding, the date of repurchase (the “2019 Change of Control Payment”). For the avoidance of doubt, a 2019 Change of Control Payment or a 2019 Change of Control Offer shall not be considered a redemption for the purposes of Article XIV of the Base Indenture.

(b)                        Within 30 days following any 2019 Change of Control Triggering Event, or, at the Company’s option, prior to the date of consummation of any Change of Control, but after the public announcement of the pending Change of Control, the Company shall mail or cause to be mailed a notice to each Holder of 2019 Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase the 2019 Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “2019 Change of Control Payment Date”), pursuant to the procedures required by Article IV of the Base Indenture, which shall apply hereto mutatis mutandis, and described in such notice.  The repurchase obligation with respect to any notice mailed prior to the consummation of the Change of Control shall be conditioned on the 2019 Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c)                         To the extent that the provisions of any securities laws or regulations conflict with this Section 2.12, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 2.12 by virtue of such conflicts.

(d)                        On the 2019 Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all 2019 Notes or portions thereof properly tendered pursuant to the 2019 Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the 2019 Change of Control Payment in respect of all 2019 Notes or portions thereof properly tendered and not validly withdrawn and (iii) deliver or cause to be delivered to the Trustee the 2019 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2019 Notes or portions thereof being repurchased by the Company.  The Paying Agent shall promptly mail to each Holder of

2019 Notes properly tendered and not validly withdrawn the 2019 Change of Control Payment for such 2019 Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2019 Note equal in principal amount to any unpurchased portion of the 2019 Notes surrendered by such Holder; provided that each new 2019 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(e)                         The Company shall not be required to make a 2019 Change of Control Offer upon a 2019 Change of Control Triggering Event if another Person makes the 2019 Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.12 otherwise applicable to a 2019 Change of Control Offer made by the Company and such other Person purchases all 2019 Notes properly tendered and not withdrawn pursuant to such 2019 Change of Control Offer.

(f)                          Solely for purposes of this Section 2.12 in connection with the 2019 Notes, the following terms shall have the following meanings:

“2019 Below Investment Grade Rating Event” means the 2019 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if during such 60-day period one or more Rating Agencies has publicly announced that it is considering a possible downgrade of the 2019 Notes, then such 60-day period shall be extended for such time as the rating of the 2019 Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade.  Notwithstanding the foregoing, a 2019 Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a 2019 Below Investment Grade Rating Event for purposes of the definition of 2019 Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the 2019 Below Investment Grade Rating Event).

“2019 Change of Control Triggering Event” means the occurrence of both a Change of Control and a 2019 Below Investment Grade Rating Event.

Section 2.13                             Guarantees.  The 2019 Notes shall be guaranteed by the following Subsidiaries (which are hereby designated “Guarantors” under the Indenture with respect to the 2019 Notes): Molson Coors International LP, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson

Coors Callco ULC, Molson Canada 2005, Coors Brewing Company, Molson Coors Holdco Inc., CBC Holdco LLC, MC Holding Company LLC, CBC Holdco 2 LLC, Newco3, Inc. and, no later than 30 days after the consummation of the Acquisition, MillerCoors, and each of the Company’s future Subsidiaries in accordance with Section 6.8 of the Base Indenture, until, in each case, such entity is released as a Guarantor in accordance with Section 16.6 of the Base Indenture.  Each of the Guarantors hereby confirms its Guarantee of the 2019 Notes and confirms the applicability of the provisions of the Base Indenture to such Guarantor with respect to the 2019 Notes.

Section 2.14                             No Sinking Fund.  The 2019 Notes are not entitled to the benefit of any sinking fund.

Section 2.15                             Merger, Consolidation and Sale of Assets.  The terms and conditions of Section 6.4 of the Base Indenture shall apply to the 2019 Notes.

ARTICLE 3
GENERAL TERMS AND CONDITIONS OF THE 2021 NOTES

Section 3.1                                    Designation and Principal Amount.  There is hereby authorized and established a new series of Securities under the Base Indenture designated as the “2.100% Senior Notes due 2021,” which is not limited in aggregate principal amount.  The initial aggregate principal amount of the 2021 Notes to be issued under this Supplemental Indenture shall be $1,000,000,000.  The 2021 Notes are not Original Issue Discount Securities and were originally issued at a public offering price of 99.962%.  Any additional amounts of 2021 Notes to be issued shall be set forth in a Company Order.

Section 3.2                                    Maturity.  The stated maturity of principal for the 2021 Notes shall be July 15, 2021.

Section 3.3                                    Further Issues.  The Company may, from time to time, without the consent of the Holders of the 2021 Notes, issue additional 2021 Notes.  Any such additional 2021 Notes shall have the same ranking, interest rate, maturity date and other terms and conditions as the 2021 Notes issued on the Issue Date, except for the issue date and the issue price.  Any such additional 2021 Notes, together with the 2021 Notes herein provided for, shall constitute a single series of Securities under the Indenture; provided that if any such additional 2021 Notes are not fungible with the existing 2021 Notes for United States federal income tax purposes, such additional 2021 Notes will have a separate CUSIP number.

Section 3.4                                    Form of Payment.  Principal of, premium, if any, and interest on the 2021 Notes shall be payable in U.S. Dollars.

Section 3.5                                    Global Securities and Denomination of 2021 Notes.  Upon the original issuance, the 2021 Notes shall be represented by one or more Global Securities.  The Company shall issue the 2021 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with, or on behalf of, DTC as Depositary (pursuant to Section 3.1 of the Base Indenture) in New York, New York, and register the Global Securities in the name of Cede & Co., DTC’s nominee.

Section 3.6                                    Interest.  The Company shall pay interest on the 2021 Notes at the rate of 2.100% per annum, payable semiannually in arrears on each Interest Payment Date or, if any such Interest Payment Date is not a Business Day, on the next succeeding Business Day, commencing on January 15, 2017.  Interest on the 2021 Notes shall be paid to each Holder of the 2021 Notes at the close of business on the Record Date next preceding the related Interest Payment Date (except that interest payable at maturity shall be paid to the same persons to whom principal of such 2021 Notes is payable) and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Interest on the 2021 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date.  Payments of the principal of and interest on the 2021 Notes shall be made in U.S. Dollars, and the 2021 Notes shall be denominated in U.S. Dollars.

Section 3.7                                    Redemption.  The 2021 Notes are subject to redemption at the option of the Company and to a special mandatory redemption, in each case as set forth in the form of 2021 Note attached hereto as Exhibit B and Article IV of the Base Indenture.

Section 3.8                                    Limitations on Secured Debt.  (a) If the Company or any Restricted Subsidiary shall incur, issue, assume or enter into a guarantee of any Debt secured by a Mortgage on any Principal Property of the Company or any Subsidiary, or on any Capital Stock of any Restricted Subsidiary, the Company shall, or shall cause such Subsidiary or Restricted Subsidiary to, secure the 2021 Notes equally and ratably with (or prior to) such secured Debt for as long as such Debt is so secured, unless the aggregate amount of all such secured Debt (for the avoidance of doubt, to the extent such debt is secured by a Mortgage on any Principal Property), when taken together with all Attributable Debt with respect to sale and leaseback transactions involving Principal Properties of the Company or any Subsidiary (with the exception of such transactions which are excluded pursuant to Section 3.8(b) and Section 3.9(b)), would not, at the time of such incurrence, issuance, assumption or guarantee, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.  Any Mortgage created for the benefit of the Holders of Securities pursuant to the preceding sentence shall provide by its terms that such Mortgage shall be automatically and unconditionally released and discharged upon the release and discharge of the Mortgage to which it relates.

(b)                        The restriction in Section 3.8(a) shall not apply to Debt secured by:

(i)                                     Mortgages existing on any property prior to the acquisition thereof by the Company or a Restricted Subsidiary or existing on any property of any corporation or other entity that becomes a Subsidiary after the date of this Supplemental Indenture prior to the time such corporation becomes a Subsidiary or securing indebtedness that is used to pay the cost of acquisition of such property or to reimburse the Company or a Restricted Subsidiary for that cost; provided, however, that such Mortgage shall not apply to any other property of the Company or a Restricted Subsidiary other than improvements and accessions to the property to which it originally applies;

(ii)                                  Mortgages to secure the cost of development or construction of such property, or improvements of such property; provided, however, that such Mortgages shall not apply to any other property of the Company or any Restricted Subsidiary;

(iii)                               Mortgages in favor of a governmental entity or in favor of the holders of securities issued by any such entity, pursuant to any contract or statute (including Mortgages to secure Debt of the pollution control or industrial revenue bond type) or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages;

(iv)                              Mortgages securing indebtedness owing to the Company or a Guarantor;

(v)                                 Mortgages existing on the Issue Date;

(vi)                              Mortgages required in connection with governmental programs which provide financial or tax benefits, as long as substantially all of the obligations secured are in lieu of or reduce an obligation that would have been secured by a lien permitted under this Indenture;

(vii)                           extensions, renewals or replacements of the Mortgages referred to in this Section 3.8(b) (other than Mortgages described in clauses (ii) and (iv) above) so long as the principal amount of the secured Debt is not increased (except by an amount not to exceed the fees and expenses, including any premium and defeasance costs incurred with such extension, renewal or replacement) and the extension, renewal or replacement is limited to all or part of the same property secured (and, for the avoidance of doubt could have been secured) by the Mortgage so extended, renewed or replaced; or

(viii)                        Mortgages in connection with sale and leaseback transactions permitted by Section 3.9(b).

For the avoidance of doubt, the accrual of interest, accretion or amortization of original issue discount or accreted value, the accretion of dividends, and the payment of interest on Debt in the form of additional Debt will not be deemed to be an incurrence, issuance, assumption or guarantee of Debt.

Section 3.9                                    Limitations on Sales and Leasebacks.  (a) Neither the Company nor any Restricted Subsidiary shall enter into any sale and leaseback transaction involving any Principal Property, unless the aggregate amount of all Attributable Debt with respect to such transactions, when taken together with all secured Debt permitted under Section 3.8(a) (and not excluded in Section 3.8(b)) would not, at the time such transaction is entered into, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.

(b)                        The restriction in Section 3.9(a) shall not apply to, and there shall be excluded from Attributable Debt in any computation under Section 3.9(a), any sale and leaseback transaction if:

(i)                                     the transaction is between or among two or more of the Company and the Guarantors;

(ii)                                  the lease is for a period, including renewal rights, of not in excess of three years;

(iii)                               the transaction is with a governmental authority that provides financial or tax benefits;

(iv)                              the net proceeds of the sale are at least equal to the fair market value of the property and, within 180 days of the transfer, the Company or the Guarantors repay Funded Debt owed by them or make expenditures for the expansion, construction or acquisition of a Principal Property at least equal to the net proceeds of the sale; or

(v)                                 such sale and leaseback transaction is entered into within 180 days after the acquisition or construction, in whole but not in part, of such Principal Property.

Section 3.10                             Appointment of Agents.  The Trustee shall initially be the Registrar and Paying Agent for the 2021 Notes.

Section 3.11                             Defeasance upon Deposit of Moneys or U.S. Government Obligations.  At the Company’s option, either (a) the Company shall be deemed to have been Discharged from its obligations with respect to the 2021 Notes on the first day after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied or (b) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 6.4 or Section 10.2 of the Base Indenture and Sections 3.8 and 3.9 of this Supplemental Indenture with respect to the 2021 Notes at any time after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied.  The applicable provisions of Article XII of the Base Indenture shall apply to the exercise by the Company of either such option.

Section 3.12                             Repurchase of 2021 Notes Upon a Change of Control.  (a) Upon the occurrence of a 2021 Change of Control Triggering Event, unless the Company has unconditionally exercised its right to redeem the 2021 Notes as provided in the form of 2021 Note attached hereto as Exhibit B and Article IV of the Base Indenture, each Holder of 2021 Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s

2021 Notes pursuant to the offer described in this Section 3.12 (the “2021 Change of Control Offer”) on the terms set forth in this Section 3.12 at a repurchase price in cash equal to 101% of the aggregate principal amount of 2021 Notes repurchased, plus accrued and unpaid interest, if any, on the 2021 Notes repurchased to, but excluding, the date of repurchase (the “2021 Change of Control Payment”). For the avoidance of doubt, a 2021 Change of Control Payment or a 2021 Change of Control Offer shall not be considered a redemption for the purposes of Article XIV of the Base Indenture.

(b)                        Within 30 days following any 2021 Change of Control Triggering Event, or, at the Company’s option, prior to the date of consummation of any Change of Control, but after the public announcement of the pending Change of Control, the Company shall mail or cause to be mailed a notice to each Holder of 2021 Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase the 2021 Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “2021 Change of Control Payment Date”), pursuant to the procedures required by Article IV of the Base Indenture, which shall apply hereto mutatis mutandis, and described in such notice.  The repurchase obligation with respect to any notice mailed prior to the consummation of the Change of Control shall be conditioned on the 2021 Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c)                         To the extent that the provisions of any securities laws or regulations conflict with this Section 3.12, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.12 by virtue of such conflicts.

(d)                        On the 2021 Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all 2021 Notes or portions thereof properly tendered pursuant to the 2021 Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the 2021 Change of Control Payment in respect of all 2021 Notes or portions thereof properly tendered and not validly withdrawn and (iii) deliver or cause to be delivered to the Trustee the 2021 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2021 Notes or portions thereof being repurchased by the Company.  The Paying Agent shall promptly mail to each Holder of 2021 Notes properly tendered and not validly withdrawn the 2021 Change of Control Payment for such 2021 Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2021 Note equal in principal amount to any unpurchased portion of the 2021 Notes surrendered by such Holder; provided that each new 2021 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(e)                         The Company shall not be required to make a 2021 Change of Control Offer upon a 2021 Change of Control Triggering Event if another Person makes the 2021 Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 3.12 otherwise applicable to a 2021 Change of

Control Offer made by the Company and such other Person purchases all 2021 Notes properly tendered and not withdrawn pursuant to such 2021 Change of Control Offer.

(f)                          Solely for purposes of this Section 3.12 in connection with the 2021 Notes, the following terms shall have the following meanings:

“2021 Below Investment Grade Rating Event” means the 2021 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if during such 60-day period one or more Rating Agencies has publicly announced that it is considering a possible downgrade of the 2021 Notes, then such 60-day period shall be extended for such time as the rating of the 2021 Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade.  Notwithstanding the foregoing, a 2021 Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a 2021 Below Investment Grade Rating Event for purposes of the definition of 2021 Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the 2021 Below Investment Grade Rating Event).

“2021 Change of Control Triggering Event” means the occurrence of both a Change of Control and a 2021 Below Investment Grade Rating Event.

Section 3.13                             Guarantees.  The 2021 Notes shall be guaranteed by the following Subsidiaries (which are hereby designated “Guarantors” under the Indenture with respect to the 2021 Notes): Molson Coors International LP, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Molson Canada 2005, Coors Brewing Company, Molson Coors Holdco Inc., CBC Holdco LLC, MC Holding Company LLC, CBC Holdco 2 LLC, Newco3, Inc. and, no later than 30 days after the consummation of the Acquisition, MillerCoors, and each of the Company’s future Subsidiaries in accordance with Section 6.8 of the Base Indenture, until, in each case, such entity is released as a Guarantor in accordance with Section 16.6 of the Base Indenture.  Each of the Guarantors hereby confirms its Guarantee of the 2021 Notes and confirms the applicability of the provisions of the Base Indenture to such Guarantor with respect to the 2021 Notes.

Section 3.14                             No Sinking Fund.  The 2021 Notes are not entitled to the benefit of any sinking fund.

Section 3.15                             Merger, Consolidation and Sale of Assets.  The terms and conditions of Section 6.4 of the Base Indenture shall apply to the 2021 Notes.

ARTICLE 4
GENERAL TERMS AND CONDITIONS OF THE 2026 NOTES

Section 4.1                                    Designation and Principal Amount.  There is hereby authorized and established a new series of Securities under the Base Indenture designated as the “3.000% Senior Notes due 2026,” which is not limited in aggregate principal amount.  The initial aggregate principal amount of the 2026 Notes to be issued under this Supplemental Indenture shall be $2,000,000,000.  The 2026 Notes are not Original Issue Discount Securities and were originally issued at a public offering price of 99.845%.  Any additional amounts of 2026 Notes to be issued shall be set forth in a Company Order.

Section 4.2                                    Maturity.  The stated maturity of principal for the 2026 Notes shall be July 15, 2026.

Section 4.3                                    Further Issues.  The Company may, from time to time, without the consent of the Holders of the 2026 Notes, issue additional 2026 Notes.  Any such additional 2026 Notes shall have the same ranking, interest rate, maturity date and other terms and conditions as the 2026 Notes issued on the Issue Date, except for the issue date and the issue price.  Any such additional 2026 Notes, together with the 2026 Notes herein provided for, shall constitute a single series of Securities under the Indenture; provided that if any such additional 2026 Notes are not fungible with the existing 2026 Notes for United States federal income tax purposes, such additional 2026 Notes will have a separate CUSIP number.

Section 4.4                                    Form of Payment.  Principal of, premium, if any, and interest on the 2026 Notes shall be payable in U.S. Dollars.

Section 4.5                                    Global Securities and Denomination of 2026 Notes.  Upon the original issuance, the 2026 Notes shall be represented by one or more Global Securities.  The Company shall issue the 2026 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with, or on behalf of, DTC as Depositary (pursuant to Section 3.1 of the Base Indenture) in New York, New York, and register the Global Securities in the name of Cede & Co., DTC’s nominee.

Section 4.6                                    Interest.  The Company shall pay interest on the 2026 Notes at the rate of 3.000% per annum, payable semiannually in arrears on each Interest Payment Date or, if any such Interest Payment Date is not a Business Day, on the next succeeding Business Day, commencing on January 15, 2017.  Interest on the 2026 Notes shall be paid to each Holder of the 2026 Notes at the close of business on the Record Date next preceding the related Interest Payment Date (except that interest payable at maturity shall be paid to the same persons to whom principal of such 2026 Notes is payable) and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Interest on the 2026 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date.  Payments of the principal of and interest on the 2026 Notes shall be made in U.S. Dollars, and the 2026 Notes shall be denominated in U.S. Dollars.

Section 4.7                                    Redemption.  The 2026 Notes are subject to redemption at the option of the Company and to a special mandatory redemption, in each case as set forth in the form of 2026 Note attached hereto as Exhibit C and Article IV of the Base Indenture.

Section 4.8                                    Limitations on Secured Debt.  (a) If the Company or any Restricted Subsidiary shall incur, issue, assume or enter into a guarantee of any Debt secured by a Mortgage on any Principal Property of the Company or any Subsidiary, or on any Capital Stock of any Restricted Subsidiary, the Company shall, or shall cause such Subsidiary or Restricted Subsidiary to, secure the 2026 Notes equally and ratably with (or prior to) such secured Debt for as long as such Debt is so secured, unless the aggregate amount of all such secured Debt (for the avoidance of doubt, to the extent such debt is secured by a Mortgage on any Principal Property), when taken together with all Attributable Debt with respect to sale and leaseback transactions involving Principal Properties of the Company or any Subsidiary (with the exception of such transactions which are excluded pursuant to Section 4.8(b) and Section 4.9(b)), would not, at the time of such incurrence, issuance, assumption or guarantee, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.  Any Mortgage created for the benefit of the Holders of Securities pursuant to the preceding sentence shall provide by its terms that such Mortgage shall be automatically and unconditionally released and discharged upon the release and discharge of the Mortgage to which it relates.

(b)                        The restriction in Section 4.8(a) shall not apply to Debt secured by:

(i)                                     Mortgages existing on any property prior to the acquisition thereof by the Company or a Restricted Subsidiary or existing on any property of any corporation or other entity that becomes a Subsidiary after the date of this Supplemental Indenture prior to the time such corporation becomes a Subsidiary or securing indebtedness that is used to pay the cost of acquisition of such property or to reimburse the Company or a Restricted Subsidiary for that cost; provided, however, that such Mortgage shall not apply to any other property of the Company or a Restricted Subsidiary other than improvements and accessions to the property to which it originally applies;

(ii)                                  Mortgages to secure the cost of development or construction of such property, or improvements of such property; provided, however, that such Mortgages shall not apply to any other property of the Company or any Restricted Subsidiary;

(iii)                               Mortgages in favor of a governmental entity or in favor of the holders of securities issued by any such entity, pursuant to any contract or statute

(including Mortgages to secure Debt of the pollution control or industrial revenue bond type) or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages;

(iv)                              Mortgages securing indebtedness owing to the Company or a Guarantor;

(v)                                 Mortgages existing on the Issue Date;

(vi)                              Mortgages required in connection with governmental programs which provide financial or tax benefits, as long as substantially all of the obligations secured are in lieu of or reduce an obligation that would have been secured by a lien permitted under this Indenture;

(vii)                           extensions, renewals or replacements of the Mortgages referred to in this Section 4.8(b) (other than Mortgages described in clauses (ii) and (iv) above) so long as the principal amount of the secured Debt is not increased (except by an amount not to exceed the fees and expenses, including any premium and defeasance costs incurred with such extension, renewal or replacement) and the extension, renewal or replacement is limited to all or part of the same property secured (and for the avoidance of doubt could have been secured) by the Mortgage so extended, renewed or replaced; or

(viii)                        Mortgages in connection with sale and leaseback transactions permitted by Section 4.9(b).

For the avoidance of doubt, the accrual of interest, accretion or amortization of original issue discount or accreted value, the accretion of dividends, and the payment of interest on Debt in the form of additional Debt will not be deemed to be an incurrence, issuance, assumption or guarantee of Debt.

Section 4.9                                    Limitations on Sales and Leasebacks.  (a) Neither the Company nor any Restricted Subsidiary shall enter into any sale and leaseback transaction involving any Principal Property, unless the aggregate amount of all Attributable Debt with respect to such transactions, when taken together with all secured Debt permitted under Section 4.8(a) (and not excluded in Section 4.8(b)) would not, at the time such transaction is entered into, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.

(b)                        The restriction in Section 4.9(a) shall not apply to, and there shall be excluded from Attributable Debt in any computation under Section 4.9(a), any sale and leaseback transaction if:

(i)                                     the transaction is between or among two or more of the Company and the Guarantors;

(ii)                                  the lease is for a period, including renewal rights, of not in excess of three years;

(iii)                               the transaction is with a governmental authority that provides financial or tax benefits;

(iv)                              the net proceeds of the sale are at least equal to the fair market value of the property and, within 180 days of the transfer, the Company or the Guarantors repay Funded Debt owed by them or make expenditures for the expansion, construction or acquisition of a Principal Property at least equal to the net proceeds of the sale; or

(v)                                 such sale and leaseback transaction is entered into within 180 days after the acquisition or construction, in whole but not in part, of such Principal Property.

Section 4.10                             Appointment of Agents.  The Trustee shall initially be the Registrar and Paying Agent for the 2026 Notes.

Section 4.11                             Defeasance upon Deposit of Moneys or U.S. Government Obligations.  At the Company’s option, either (a) the Company shall be deemed to have been Discharged from its obligations with respect to the 2026 Notes on the first day after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied or (b) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 6.4 or Section 10.2 of the Base Indenture and Sections 4.8 and 4.9 of this Supplemental Indenture with respect to the 2026 Notes at any time after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied.  The applicable provisions of Article XII of the Base Indenture shall apply to the exercise by the Company of either such option.

Section 4.12                             Repurchase of 2026 Notes Upon a Change of Control.  (a) Upon the occurrence of a 2026 Change of Control Triggering Event, unless the Company has unconditionally exercised its right to redeem the 2026 Notes as provided in the form of 2026 Note attached hereto as Exhibit C and Article IV of the Base Indenture, each Holder of 2026 Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2026 Notes pursuant to the offer described in this Section 4.12 (the “2026 Change of Control Offer”) on the terms set forth in this Section 4.12 at a repurchase price in cash equal to 101% of the aggregate principal amount of 2026 Notes repurchased, plus accrued and unpaid interest, if any, on the 2026 Notes repurchased to, but excluding, the date of repurchase (the “2026 Change of Control Payment”). For the avoidance of doubt, a 2026 Change of Control Payment or a 2026 Change of Control Offer shall not be considered a redemption for the purposes of Article XIV of the Base Indenture.

(b)                        Within 30 days following any 2026 Change of Control Triggering Event, or, at the Company’s option, prior to the date of consummation of any Change of Control, but after the public announcement of the pending Change of Control, the Company shall mail or cause to be mailed a notice to each Holder of 2026 Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase the 2026 Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “2026 Change of Control Payment Date”), pursuant to the procedures required by Article IV of the Base Indenture, which shall apply hereto mutatis mutandis, and described in such notice.  The repurchase obligation with respect to any notice mailed prior to the consummation of the Change of Control shall be conditioned on the 2026 Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c)                         To the extent that the provisions of any securities laws or regulations conflict with this Section 4.12, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.12 by virtue of such conflicts.

(d)                        On the 2026 Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all 2026 Notes or portions thereof properly tendered pursuant to the 2026 Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the 2026 Change of Control Payment in respect of all 2026 Notes or portions thereof properly tendered and not validly withdrawn and (iii) deliver or cause to be delivered to the Trustee the 2026 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2026 Notes or portions thereof being repurchased by the Company.  The Paying Agent shall promptly mail to each Holder of 2026 Notes properly tendered and not validly withdrawn the 2026 Change of Control Payment for such 2026 Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2026 Note equal in principal amount to any unpurchased portion of the 2026 Notes surrendered by such Holder; provided that each new 2026 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(e)                         The Company shall not be required to make a 2026 Change of Control Offer upon a 2026 Change of Control Triggering Event if another Person makes the 2026 Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.12 otherwise applicable to a 2026 Change of Control Offer made by the Company and such other Person purchases all 2026 Notes properly tendered and not withdrawn pursuant to such 2026 Change of Control Offer.

(f)                          Solely for purposes of this Section 4.12 in connection with the 2026 Notes, the following terms shall have the following meanings:

“2026 Below Investment Grade Rating Event” means the 2026 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a

Change of Control; provided, however, that if during such 60-day period one or more Rating Agencies has publicly announced that it is considering a possible downgrade of the 2026 Notes, then such 60-day period shall be extended for such time as the rating of the 2026 Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade.  Notwithstanding the foregoing, a 2026 Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a 2026 Below Investment Grade Rating Event for purposes of the definition of 2026 Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the 2026 Below Investment Grade Rating Event).

“2026 Change of Control Triggering Event” means the occurrence of both a Change of Control and a 2026 Below Investment Grade Rating Event.

Section 4.13                             Guarantees.  The 2026 Notes shall be guaranteed by the following Subsidiaries (which are hereby designated “Guarantors” under the Indenture with respect to the 2026 Notes): Molson Coors International LP, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Molson Canada 2005, Coors Brewing Company, Molson Coors Holdco Inc., CBC Holdco LLC, MC Holding Company LLC, CBC Holdco 2 LLC, Newco3, Inc. and, no later than 30 days after the consummation of the Acquisition, MillerCoors, and each of the Company’s future Subsidiaries in accordance with Section 6.8 of the Base Indenture, until, in each case, such entity is released as a Guarantor in accordance with Section 16.6 of the Base Indenture.  Each of the Guarantors hereby confirms its Guarantee of the 2026 Notes and confirms the applicability of the provisions of the Base Indenture to such Guarantor with respect to the 2026 Notes.

Section 4.14                             No Sinking Fund.  The 2026 Notes are not entitled to the benefit of any sinking fund.

Section 4.15                             Merger, Consolidation and Sale of Assets.  The terms and conditions of Section 6.4 of the Base Indenture shall apply to the 2026 Notes.

ARTICLE 5
GENERAL TERMS AND CONDITIONS OF THE 2046 NOTES

Section 5.1                                    Designation and Principal Amount.  There is hereby authorized and established a new series of Securities under the Base Indenture designated as the “4.200% Senior Notes due 2046,” which is not limited in aggregate principal amount.  The initial aggregate principal amount of the 2046 Notes to be issued under this Supplemental Indenture shall be $1,800,000,000.  The 2046 Notes are not Original Issue

Discount Securities and were originally issued at a public offering price of 99.357%.  Any additional amounts of 2046 Notes to be issued shall be set forth in a Company Order.

Section 5.2                                    Maturity.  The stated maturity of principal for the 2046 Notes shall be July 15, 2046.

Section 5.3                                    Further Issues.  The Company may, from time to time, without the consent of the Holders of the 2046 Notes, issue additional 2046 Notes.  Any such additional 2046 Notes shall have the same ranking, interest rate, maturity date and other terms and conditions as the 2046 Notes issued on the Issue Date, except for the issue date and the issue price.  Any such additional 2046 Notes, together with the 2046 Notes herein provided for, shall constitute a single series of Securities under the Indenture; provided that if any such additional 2046 Notes are not fungible with the existing 2046 Notes for United States federal income tax purposes, such additional 2046 Notes will have a separate CUSIP number.

Section 5.4                                    Form of Payment.  Principal of, premium, if any, and interest on the 2046 Notes shall be payable in U.S. Dollars.

Section 5.5                                    Global Securities and Denomination of 2046 Notes.  Upon the original issuance, the 2046 Notes shall be represented by one or more Global Securities.  The Company shall issue the 2046 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with, or on behalf of, DTC as Depositary (pursuant to Section 3.1 of the Base Indenture) in New York, New York, and register the Global Securities in the name of Cede & Co., DTC’s nominee.

Section 5.6                                    Interest.  The Company shall pay interest on the 2046 Notes at the rate of 4.200% per annum, payable semiannually in arrears on each Interest Payment Date or, if any such Interest Payment Date is not a Business Day, on the next succeeding Business Day, commencing on January 15, 2017.  Interest on the 2046 Notes shall be paid to each Holder of the 2046 Notes at the close of business on the Record Date next preceding the related Interest Payment Date (except that interest payable at maturity shall be paid to the same persons to whom principal of such 2046 Notes is payable) and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Interest on the 2046 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date.  Payments of the principal of and interest on the 2046 Notes shall be made in U.S. Dollars, and the 2046 Notes shall be denominated in U.S. Dollars.

Section 5.7                                    Redemption.  The 2046 Notes are subject to redemption at the option of the Company and to a special mandatory redemption, in each case as set forth in the form of 2046 Note attached hereto as Exhibit D and Article IV of the Base Indenture.

Section 5.8                                    Limitations on Secured Debt.  (a) If the Company or any Restricted Subsidiary shall incur, issue, assume or enter into a guarantee of any Debt secured by a Mortgage on any Principal Property of the Company or any Subsidiary, or on any Capital Stock of any Restricted Subsidiary, the Company shall, or shall cause such Subsidiary or Restricted Subsidiary to, secure the 2046 Notes equally and ratably with (or prior to) such secured Debt for as long as such Debt is so secured, unless the aggregate amount of all such secured Debt (for the avoidance of doubt, to the extent such debt is secured by a Mortgage on any Principal Property), when taken together with all Attributable Debt with respect to sale and leaseback transactions involving Principal Properties of the Company or any Subsidiary (with the exception of such transactions which are excluded pursuant to Section 5.8(b) and Section 5.9(b)), would not, at the time of such incurrence, issuance, assumption or guarantee, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.  Any Mortgage created for the benefit of the Holders of Securities pursuant to the preceding sentence shall provide by its terms that such Mortgage shall be automatically and unconditionally released and discharged upon the release and discharge of the Mortgage to which it relates.

(b)                        The restriction in Section 5.8(a) shall not apply to Debt secured by:

(i)                                     Mortgages existing on any property prior to the acquisition thereof by the Company or a Restricted Subsidiary or existing on any property of any corporation or other entity that becomes a Subsidiary after the date of this Supplemental Indenture prior to the time such corporation becomes a Subsidiary or securing indebtedness that is used to pay the cost of acquisition of such property or to reimburse the Company or a Restricted Subsidiary for that cost; provided, however, that such Mortgage shall not apply to any other property of the Company or a Restricted Subsidiary other than improvements and accessions to the property to which it originally applies;

(ii)                                  Mortgages to secure the cost of development or construction of such property, or improvements of such property; provided, however, that such Mortgages shall not apply to any other property of the Company or any Restricted Subsidiary;

(iii)                               Mortgages in favor of a governmental entity or in favor of the holders of securities issued by any such entity, pursuant to any contract or statute (including Mortgages to secure Debt of the pollution control or industrial revenue bond type) or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages;

(iv)                              Mortgages securing indebtedness owing to the Company or a Guarantor;

(v)                                 Mortgages existing on the Issue Date;

(vi)                              Mortgages required in connection with governmental programs which provide financial or tax benefits, as long as substantially all of the obligations secured are in lieu of or reduce an obligation that would have been secured by a lien permitted under this Indenture;

(vii)                           extensions, renewals or replacements of the Mortgages referred to in this Section 5.8(b) (other than Mortgages described in clauses (ii) and (iv) above) so long as the principal amount of the secured Debt is not increased (except by an amount not to exceed the fees and expenses, including any premium and defeasance costs incurred with such extension, renewal or replacement) and the extension, renewal or replacement is limited to all or part of the same property secured (and for the avoidance of doubt could have been secured) by the Mortgage so extended, renewed or replaced; or

(viii)                        Mortgages in connection with sale and leaseback transactions permitted by Section 5.9(b).

For the avoidance of doubt, the accrual of interest, accretion or amortization of original issue discount or accreted value, the accretion of dividends, and the payment of interest on Debt in the form of additional Debt will not be deemed to be an incurrence, issuance, assumption or guarantee of Debt.

Section 5.9                                    Limitations on Sales and Leasebacks.  (a) Neither the Company nor any Restricted Subsidiary shall enter into any sale and leaseback transaction involving any Principal Property, unless the aggregate amount of all Attributable Debt with respect to such transactions, when taken together with all secured Debt permitted under Section 5.8(a) (and not excluded in Section 5.8(b)) would not, at the time such transaction is entered into, exceed 15% of Consolidated Net Tangible Assets, as determined based on the most recent available consolidated balance sheet of the Company.

(b)                        The restriction in Section 5.9(a) shall not apply to, and there shall be excluded from Attributable Debt in any computation under Section 5.9(a), any sale and leaseback transaction if:

(i)                                     the transaction is between or among two or more of the Company and the Guarantors;

(ii)                                  the lease is for a period, including renewal rights, of not in excess of three years;

(iii)                               the transaction is with a governmental authority that provides financial or tax benefits;

(iv)                              the net proceeds of the sale are at least equal to the fair market value of the property and, within 180 days of the transfer, the Company or the Guarantors repay Funded Debt owed by them or make expenditures for the expansion, construction or acquisition of a Principal Property at least equal to the net proceeds of the sale; or

(v)                                 such sale and leaseback transaction is entered into within 180 days after the acquisition or construction, in whole but not in part, of such Principal Property.

Section 5.10                             Appointment of Agents.  The Trustee shall initially be the Registrar and Paying Agent for the 2046 Notes.

Section 5.11                             Defeasance upon Deposit of Moneys or U.S. Government Obligations.  At the Company’s option, either (a) the Company shall be deemed to have been Discharged from its obligations with respect to the 2046 Notes on the first day after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied or (b) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 6.4 or Section 10.2 of the Base Indenture and Sections 5.8 and 5.9 of this Supplemental Indenture with respect to the 2046 Notes at any time after the applicable conditions set forth in Section 12.3 of the Base Indenture have been satisfied.  The applicable provisions of Article XII of the Base Indenture shall apply to the exercise by the Company of either such option.

Section 5.12                             Repurchase of 2046 Notes Upon a Change of Control.  (a) Upon the occurrence of a 2046 Change of Control Triggering Event, unless the Company has unconditionally exercised its right to redeem the 2046 Notes as provided in the form of 2046 Note attached hereto as Exhibit D and Article IV of the Base Indenture, each Holder of 2046 Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2046 Notes pursuant to the offer described in this Section 5.12 (the “2046 Change of Control Offer”) on the terms set forth in this Section 5.12 at a repurchase price in cash equal to 101% of the aggregate principal amount of 2046 Notes repurchased, plus accrued and unpaid interest, if any, on the 2046 Notes repurchased to, but excluding, the date of repurchase (the “2046 Change of Control Payment”). For the avoidance of doubt, a 2046 Change of Control Payment or a 2046 Change of Control Offer shall not be considered a redemption for the purposes of Article XIV of the Base Indenture.

(b)                        Within 30 days following any 2046 Change of Control Triggering Event, or, at the Company’s option, prior to the date of consummation of any Change of Control, but after the public announcement of the pending Change of Control, the Company shall mail or cause to be mailed a notice to each Holder of 2046 Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase the 2046 Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “2046 Change of Control Payment Date”), pursuant to the procedures required by Article IV of the Base Indenture, which shall apply hereto mutatis mutandis, and described in such notice.  The repurchase obligation with respect to any notice mailed prior to the consummation of the Change of Control shall be conditioned on the

2046 Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c)                         To the extent that the provisions of any securities laws or regulations conflict with this Section 4.12, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.12 by virtue of such conflicts.

(d)                        On the 2046 Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all 2046 Notes or portions thereof properly tendered pursuant to the 2046 Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the 2046 Change of Control Payment in respect of all 2046 Notes or portions thereof properly tendered and not validly withdrawn and (iii) deliver or cause to be delivered to the Trustee the 2046 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2046 Notes or portions thereof being repurchased by the Company.  The Paying Agent shall promptly mail to each Holder of 2046 Notes properly tendered and not validly withdrawn the 2046 Change of Control Payment for such 2046 Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2046 Note equal in principal amount to any unpurchased portion of the 2046 Notes surrendered by such Holder; provided that each new 2046 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(e)                         The Company shall not be required to make a 2046 Change of Control Offer upon a 2046 Change of Control Triggering Event if another Person makes the 2046 Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 5.12 otherwise applicable to a 2046 Change of Control Offer made by the Company and such other Person purchases all 2046 Notes properly tendered and not withdrawn pursuant to such 2046 Change of Control Offer.

(f)                          Solely for purposes of this Section 4.12 in connection with the 2046 Notes, the following terms shall have the following meanings:

“2046 Below Investment Grade Rating Event” means the 2046 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control or (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if during such 60-day period one or more Rating Agencies has publicly announced that it is considering a possible downgrade of the 2046 Notes, then such 60-day period shall be extended for such time as the rating of the 2046 Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade.  Notwithstanding the foregoing, a 2046 Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a 2046

Below Investment Grade Rating Event for purposes of the definition of 2046 Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the 2046 Below Investment Grade Rating Event).

“2046 Change of Control Triggering Event” means the occurrence of both a Change of Control and a 2046 Below Investment Grade Rating Event.

Section 5.13                             Guarantees.  The 2046 Notes shall be guaranteed by the following Subsidiaries (which are hereby designated “Guarantors” under the Indenture with respect to the 2046 Notes): Molson Coors International LP, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Molson Canada 2005, Coors Brewing Company, Molson Coors Holdco Inc., CBC Holdco LLC, MC Holding Company LLC, CBC Holdco 2 LLC, Newco3, Inc. and, no later than 30 days after the consummation of the Acquisition, MillerCoors, and each of the Company’s future Subsidiaries in accordance with Section 6.8 of the Base Indenture, until, in each case, such entity is released as a Guarantor in accordance with Section 16.6 of the Base Indenture.  Each of the Guarantors hereby confirms its Guarantee of the 2046 Notes and confirms the applicability of the provisions of the Base Indenture to such Guarantor with respect to the 2046 Notes.

Section 5.14                             No Sinking Fund.  The 2046 Notes are not entitled to the benefit of any sinking fund.

Section 5.15                             Merger, Consolidation and Sale of Assets.  The terms and conditions of Section 6.4 of the Base Indenture shall apply to the 2046 Notes.

ARTICLE 6
FORMS OF NOTES

Section 6.1                                    Form of 2019 Notes.  The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.

Section 6.2                                    Form of 2021 Notes.  The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.

Section 6.3                                    Form of 2026 Notes.  The 2026 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit C hereto.

Section 6.4                                    Form of 2046 Notes.  The 2046 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit D hereto.

ARTICLE 7
ORIGINAL ISSUE OF NOTES

Section 7.1                                    Original Issue of 2019 Notes.  The 2019 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2019 Notes as in such Company Order provided.

Section 7.2                                    Original Issue of 2021 Notes.  The 2021 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2021 Notes as in such Company Order provided.

Section 7.3                                    Original Issue of 2026 Notes.  The 2026 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2026 Notes as in such Company Order provided.

Section 7.4                                    Original Issue of 2046 Notes.  The 2046 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2046 Notes as in such Company Order provided.

ARTICLE 8
MISCELLANEOUS

Section 8.1                                    Ratification of Indenture.  The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the 2019 Notes, the 2021 Notes, the 2026 Notes and the 2046 Notes.

Section 8.2                                    Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 8.3                                    Governing Law.  This Supplemental Indenture, each 2019 Note, each 2021 Note, each 2026 Note and each 2046 Note shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

Section 8.4                                    Separability.  In case any provision in this Supplemental Indenture, the 2019 Notes, the 2021 Notes, the 2026 Notes or the 2046 Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8.5                                    Counterparts Originals.  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

MOLSON COORS BREWING COMPANY,
as Issuer

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

[Signature Page to the Supplemental Indenture]

GUARANTORS:	CBC HOLDCO LLC

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

CBC HOLDCO 2 LLC

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

COORS BREWING COMPANY

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

MC HOLDING COMPANY LLC

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

NEWCO3, INC.

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

COORS INTERNATIONAL HOLDCO, ULC

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Treasurer

MOLSON CANADA 2005

	By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Treasurer

[Signature Page to the Supplemental Indenture]

MOLSON COORS INTERNATIONAL GENERAL, ULC

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Treasurer

MOLSON COORS CALLCO ULC

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Treasurer

MOLSON COORS HOLDCO INC.

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President, Treasurer

[Signature Page to the Supplemental Indenture]

MOLSON COORS INTERNATIONAL LP

By:	MOLSON COORS INTERNATIONAL GENERAL, ULC, Its General Partner

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Treasurer

[Signature Page to the Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust
Company

By:	/s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

By:	/s/ Linda Reale
Name: Linda Reale
Title: Vice President

[Signature Page to the Supplemental Indenture]

EXHIBIT A

[FACE OF 2019 NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

MOLSON COORS BREWING COMPANY
1.450% SENIOR NOTES DUE 2019

CUSIP No. 60871R AE0

No. [ ]	$[ ]
As revised by the
Schedule of Increases or Decreases in Global Security attached hereto

Interest.  Molson Coors Brewing Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ], as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on July 15, 2019 and to pay interest thereon from July 7, 2016, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing January 15, 2017, at the rate of 1.450% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the same rate on any overdue principal and premium and on any overdue installment of interest.  Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be January 5 or July 5, as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal of (and premium, if any) and any such interest on this Note shall be made at the Corporate Trust Office in U.S. Dollars or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, in accordance with arrangements satisfactory to the Trustee, by wire transfer of immediately available funds to an account designated by the Holder.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

MOLSON COORS BREWING COMPANY

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note Certificate]

[REVERSE OF 2019 NOTE]

Indenture.  This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”) issued and to be issued under an Indenture, dated as of July 7, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of July 7, 2016 (as so supplemented, herein called the “Indenture”), among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all applicable indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes of this series and of the terms upon which the Notes of this series are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.  To the extent the terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern.

Optional Redemption.  The Notes of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, at a Redemption Price equal to the greater of (i) 100% of the principal amount to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the Redemption Price of the Notes of this series on the maturity date and the remaining scheduled payments of interest on the Notes of this series to be redeemed through maturity (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) computed using a discount rate equal to the Treasury Rate plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date, in accordance with the provisions set forth herein and in Article IV of the Base Indenture.

For purposes of determining the optional Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a day-count basis) stated maturity of the Notes of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations obtained by the Independent Investment Banker or, if the Independent Investment Banker is able to obtain only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in the United States that the Company selects.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes of this series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes of this series (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Notes of this series to be redeemed.  Once notice of redemption is mailed for any Notes of this series, the Notes of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price.  If money sufficient to pay the Redemption Price of all of the Notes of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the other conditions set forth in Article IV of the Base Indenture are satisfied, and unless the Company defaults in the payment of the Redemption Price, then on and after the Redemption Date, interest shall cease to accrue on the Notes of this series (or portions thereof) called for redemption.  If fewer than all of the Notes of this series are to be redeemed, and the Notes of this series are at the time represented by a Global Note, then the Depositary shall select by lot the particular interests to be redeemed.  If the Company elects to redeem fewer than all of the Notes of this series, and any of the Notes of this series are not represented by a Global Note, then the Trustee shall select the particular Notes of this series to be redeemed in accordance with its customary practices and procedures (and the Depositary shall select by lot the particular interests in any Global Note to be redeemed).

Notice of any redemption of Notes of this series in connection with a corporate transaction (including any equity offering, an incurrence of indebtedness or a change of control) may, at the Company’s discretion, be given prior to the completion thereof and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption or purchase is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. In addition, the Company may provide in such notice that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

[Special Mandatory Redemption.  The Notes of this series are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes of this series, plus accrued and unpaid interest on the principal amount of Notes of this series to, but excluding, the Special Mandatory Redemption Date (as defined below), if (i) the closing of the Acquisition has not occurred on or prior to November 11, 2016 (or if, pursuant to the Purchase Agreement, the Termination Date (as defined therein) is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination Date is so extended), or (ii) if, prior to such date, the Company notifies the Trustee in writing that it will not pursue the Acquisition. Each of (i) and (ii) is a “Special Mandatory Redemption Event”).

Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than 10 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing (such date of notification, the “Redemption Notice Date”) that the Notes of this series are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article IV of the Base Indenture.  The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of Article IV of the Base Indenture that all of the Notes of this series at the time Outstanding shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes of this series.  At or prior to 12:00 p.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes of this series on such date.  If such deposit is made as provided above, the Notes of this series will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Company defaults in the payment of the Special Mandatory Redemption Price.](1)

Repurchase of Notes Upon a Change of Control.  Upon the occurrence of a 2019 Change of Control Triggering Event, subject to certain exceptions and conditions set forth in the Indenture, each Holder of Notes of this series shall have the right to require the Company

(1)  Include only in Notes of this series issued prior to a Special Mandatory Redemption Event.

to repurchase all or any part of such Holder’s Notes of this series as set forth in the Indenture.

Guarantees.  The payment by the Company of the principal of, and premium, if any, and interest on the Notes of this series is unconditionally and irrevocably guaranteed on a joint and several basis by each of the Guarantors.

Defeasance and Discharge.  The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

Defaults and Remedies.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding, on behalf of the Holders of all Notes of this series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Restrictive Covenants.  The Indenture does not limit the incurrence of additional unsecured debt by the Company or any of its Subsidiaries; however, it does limit, among other things, the incurrence of additional secured debt, the entry into sale and leaseback transactions by the Company or any of its Restricted Subsidiaries and certain mergers, consolidations and sales of assets by the Company and the Guarantors.  The limitations are subject to a number of important qualifications and exceptions set forth in the Indenture.  Once a year, the Company must report to the Trustee on its compliance with these limitations.

Denominations, Transfer and Exchange.  The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of any different authorized denomination or denominations, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, including Section 3.6 of the Base Indenture, the transfer of this Note is registerable in the Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of any different authorized denomination or denominations and for the same aggregate principal amount shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.8 of the Base Indenture) interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No Sinking Fund.  The Notes of this series are not entitled to the benefit of any sinking fund.

Governing Law.  This Note shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

Defined Terms.  All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[FACE OF 2021 NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

MOLSON COORS BREWING COMPANY
2.100% SENIOR NOTES DUE 2021

CUSIP No. 60871R AF7

No. [ ]	$[ ]
As revised by the
Schedule of
Increases or
Decreases in Global
Security attached
hereto

Interest.  Molson Coors Brewing Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [             ], as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on July 15, 2021 and to pay interest thereon from July 7, 2016, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing January 15, 2017, at the rate of 2.100% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the same rate on any overdue principal and premium and on any overdue installment of interest.  Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be January 5 or July 5, as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal of (and premium, if any) and any such interest on this Note shall be made at the Corporate Trust Office in U.S. Dollars or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, in accordance with arrangements satisfactory to the Trustee, by wire transfer of immediately available funds to an account designated by the Holder.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

MOLSON COORS BREWING COMPANY

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note Certificate]

[REVERSE OF 2021 NOTE]

Indenture.  This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”) issued and to be issued under an Indenture, dated as of July 7, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of July 7, 2016 (as so supplemented, herein called the “Indenture”), among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all applicable indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes of this series and of the terms upon which the Notes of this series are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.  To the extent the terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern.

Optional Redemption.  The Notes of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, at any time prior to the Par Call Date, at a Redemption Price equal to the greater of (i) 100% of the principal amount to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the Redemption Price of the Notes of this series on the Par Call Date and the remaining scheduled payments of interest on the Notes of this series to be redeemed as if the Notes were redeemed on the Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) computed using a discount rate equal to the Treasury Rate plus 20 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date, in accordance with the provisions set forth herein and in Article IV of the Base Indenture.

On or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at its option at any time from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

For purposes of determining the optional Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a day-count basis) maturity comparable to the Par Call Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Par Call Date of the Notes of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations obtained by the Independent Investment Banker or, if the Independent Investment Banker is able to obtain only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Par Call Date” means June 15, 2021.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in the United States that the Company selects.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes of this series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes of this series (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Notes of this series to be redeemed.  Once notice of redemption is mailed for any Notes of this series, the Notes of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price.  If money sufficient to pay the Redemption Price of all of the Notes of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the other conditions set forth in Article IV of the Base Indenture are satisfied, and unless the Company defaults in the payment of the Redemption Price, then on and after the Redemption Date, interest shall cease to accrue on the Notes of this series (or portions thereof) called for redemption.  If fewer than all of the Notes of this series are to be redeemed, and the Notes of this series are at the time represented by a Global Note, then the Depositary shall select by lot the particular interests to be redeemed.  If the Company elects to redeem fewer than all of the Notes of this series, and any of the Notes of this series are not represented by a Global Note, then the Trustee shall select the particular

Notes of this series to be redeemed in accordance with its customary practices and procedures (and the Depositary shall select by lot the particular interests in any Global Note to be redeemed).

Notice of any redemption of Notes of this series in connection with a corporate transaction (including any equity offering, an incurrence of indebtedness or a change of control) may, at the Company’s discretion, be given prior to the completion thereof and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption or purchase is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. In addition, the Company may provide in such notice that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

[Special Mandatory Redemption.  The Notes of this series are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes of this series, plus accrued and unpaid interest on the principal amount of Notes of this series to, but excluding, the Special Mandatory Redemption Date (as defined below), if (i) the closing of the Acquisition has not occurred on or prior to November 11, 2016 (or if, pursuant to the Purchase Agreement, the Termination Date (as defined therein) is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination Date is so extended), or (ii) if, prior to such date, the Company notifies the Trustee in writing that it will not pursue the Acquisition. Each of (i) and (ii) is a “Special Mandatory Redemption Event”).

Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than 10 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing (such date of notification, the “Redemption Notice Date”) that the Notes of this series are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article IV of the Base Indenture.  The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of Article IV of the Base Indenture that all of the Notes of this series at the time Outstanding shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes of this series.  At or prior to 12:00 p.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes of this series on such date.  If such deposit is made as provided above, the Notes of this series will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Company defaults in the payment of the Special Mandatory Redemption Price.](2)

Repurchase of Notes Upon a Change of Control.  Upon the occurrence of a 2021 Change of Control Triggering Event, subject to certain exceptions and conditions set forth in the Indenture, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part of such Holder’s Notes of this series as set forth in the Indenture.

Guarantees.  The payment by the Company of the principal of, and premium, if any, and interest on the Notes of this series is unconditionally and irrevocably guaranteed on a joint and several basis by each of the Guarantors.

Defeasance and Discharge.  The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

Defaults and Remedies.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding, on behalf of the Holders of all Notes of this series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Restrictive Covenants.  The Indenture does not limit the incurrence of additional unsecured debt by the Company or any of its Subsidiaries; however, it does limit, among other things, the incurrence of additional secured debt, the entry into sale and leaseback transactions by the Company or any of its Restricted Subsidiaries and certain mergers, consolidations and sales of assets by the Company and the Guarantors.  The limitations are subject to a number of important qualifications and exceptions set forth in the Indenture.  Once a year, the Company must report to the Trustee on its compliance with these limitations.

(2)  Include only in Notes of this series issued prior to a Special Mandatory Redemption Event.

Denominations, Transfer and Exchange.  The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of any different authorized denomination or denominations, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, including Section 3.6 of the Base Indenture, the transfer of this Note is registerable in the Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of any different authorized denomination or denominations and for the same aggregate principal amount shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.8 of the Base Indenture) interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No Sinking Fund.  The Notes of this series are not entitled to the benefit of any sinking fund.

Governing Law.  This Note shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

Defined Terms.  All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

[FACE OF 2026 NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

MOLSON COORS BREWING COMPANY
3.000% SENIOR NOTES DUE 2026

CUSIP No. 60871R AG5

No. [ ]	$[ ]
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest.  Molson Coors Brewing Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [          ], as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on July 15, 2026 and to pay interest thereon from July 7, 2016, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing January 15, 2017, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the same rate on any overdue principal and premium and on any overdue installment of interest.  Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be January 5 or July 5, as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal of (and premium, if any) and any such interest on this Note shall be made at the Corporate Trust Office in U.S. Dollars or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, in accordance with arrangements satisfactory to the Trustee, by wire transfer of immediately available funds to an account designated by the Holder.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

MOLSON COORS BREWING COMPANY

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note Certificate]

[REVERSE OF 2026 NOTE]

Indenture.  This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”) issued and to be issued under an Indenture, dated as of July 7, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of July 7, 2016 (as so supplemented, herein called the “Indenture”), among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all applicable indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes of this series and of the terms upon which the Notes of this series are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,000,000,000.  To the extent the terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern.

Optional Redemption.  The Notes of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, at any time prior to the Par Call Date, at a Redemption Price equal to the greater of (i) 100% of the principal amount to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the Redemption Price of the Notes of this series on the Par Call Date and the remaining scheduled payments of interest on the Notes of this series to be redeemed as if the Notes were redeemed on the Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) computed using a discount rate equal to the Treasury Rate plus 25 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date, in accordance with the provisions set forth herein and in Article IV of the Base Indenture.

On or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at its option at any time from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

For purposes of determining the optional Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a day-count basis) maturity comparable to the Par Call Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Par Call Date of the Notes of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations obtained by the Independent Investment Banker or, if the Independent Investment Banker is able to obtain only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Par Call Date” means April 15, 2026.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in the United States that the Company selects.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes of this series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes of this series (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Notes of this series to be redeemed.  Once notice of redemption is mailed for any Notes of this series, the Notes of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price.  If money sufficient to pay the Redemption Price of all of the Notes of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the other conditions set forth in Article IV of the Base Indenture are satisfied, and unless the Company defaults in the payment of the Redemption Price, then on and after the Redemption Date, interest shall cease to accrue on the Notes of this series (or portions thereof) called for redemption.  If fewer than all of the Notes of this series are to be redeemed, and the Notes of this series are at the time represented by a Global Note, then the Depositary shall select by lot the particular interests to be redeemed.  If the Company elects to redeem fewer than all of the Notes of this series, and any of the Notes of this series are not represented by a Global Note, then the Trustee shall select the particular

Notes of this series to be redeemed in accordance with its customary practices and procedures (and the Depositary shall select by lot the particular interests in any Global Note to be redeemed).

Notice of any redemption of Notes of this series in connection with a corporate transaction (including any equity offering, an incurrence of indebtedness or a change of control) may, at the Company’s discretion, be given prior to the completion thereof and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption or purchase is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. In addition, the Company may provide in such notice that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

[Special Mandatory Redemption.  The Notes of this series are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes of this series, plus accrued and unpaid interest on the principal amount of Notes of this series to, but excluding, the Special Mandatory Redemption Date (as defined below), if (i) the closing of the Acquisition has not occurred on or prior to November 11, 2016 (or if, pursuant to the Purchase Agreement, the Termination Date (as defined therein) is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination Date is so extended), or (ii) if, prior to such date, the Company notifies the Trustee in writing that it will not pursue the Acquisition. Each of (i) and (ii) is a “Special Mandatory Redemption Event”).

Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than 10 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing (such date of notification, the “Redemption Notice Date”) that the Notes of this series are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article IV of the Base Indenture.  The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of Article IV of the Base Indenture that all of the Notes of this series at the time Outstanding shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes of this series.  At or prior to 12:00 p.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes of this series on such date.  If such deposit is made as provided above, the Notes of this series will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Company defaults in the payment of the Special Mandatory Redemption Price.](3)

Repurchase of Notes Upon a Change of Control.  Upon the occurrence of a 2026 Change of Control Triggering Event, subject to certain exceptions and conditions set forth in the Indenture, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part of such Holder’s Notes of this series as set forth in the Indenture.

Guarantees.  The payment by the Company of the principal of, and premium, if any, and interest on the Notes of this series is unconditionally and irrevocably guaranteed on a joint and several basis by each of the Guarantors.

Defeasance and Discharge.  The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

Defaults and Remedies.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding, on behalf of the Holders of all Notes of this series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Restrictive Covenants.  The Indenture does not limit the incurrence of additional unsecured debt by the Company or any of its Subsidiaries; however, it does limit, among other things, the incurrence of additional secured debt, the entry into sale and leaseback transactions by the Company or any of its Restricted Subsidiaries and certain mergers, consolidations and sales of assets by the Company and the Guarantors.  The limitations are subject to a number of important qualifications and exceptions set forth in the Indenture.  Once a year, the Company must report to the Trustee on its compliance with these limitations.

(3)  Include only in Notes of this series issued prior to a Special Mandatory Redemption Event.

Denominations, Transfer and Exchange.  The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of any different authorized denomination or denominations, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, including Section 3.6 of the Base Indenture, the transfer of this Note is registerable in the Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of any different authorized denomination or denominations and for the same aggregate principal amount shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.8 of the Base Indenture) interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No Sinking Fund.  The Notes of this series are not entitled to the benefit of any sinking fund.

Governing Law.  This Note shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

Defined Terms.  All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

[FACE OF 2046 NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

MOLSON COORS BREWING COMPANY
4.200% SENIOR NOTES DUE 2046

CUSIP No. 60871R AH3

No. [ ]	$[ ]
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest.  Molson Coors Brewing Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [           ], as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on July 15, 2046 and to pay interest thereon from July 7, 2016, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing January 15, 2017, at the rate of 4.200% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the same rate on any overdue principal and premium and on any overdue installment of interest.  Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be January 5 or July 5, as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal of (and premium, if any) and any such interest on this Note shall be made at the Corporate Trust Office in U.S. Dollars or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, in accordance with arrangements satisfactory to the Trustee, by wire transfer of immediately available funds to an account designated by the Holder.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

MOLSON COORS BREWING COMPANY

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By:
Authorized Signatory

[Signature Page to Global Note Certificate]

[REVERSE OF 2046 NOTE]

Indenture.  This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”) issued and to be issued under an Indenture, dated as of July 7, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of July 7, 2016 (as so supplemented, herein called the “Indenture”), among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all applicable indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes of this series and of the terms upon which the Notes of this series are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,800,000,000.  To the extent the terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern.

Optional Redemption.  The Notes of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, at any time prior to the Par Call Date, at a Redemption Price equal to the greater of (i) 100% of the principal amount to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the Redemption Price of the Notes of this series on the Par Call Date and the remaining scheduled payments of interest on the Notes of this series to be redeemed as if the Notes were redeemed on the Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) computed using a discount rate equal to the Treasury Rate plus 30 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date, in accordance with the provisions set forth herein and in Article IV of the Base Indenture.

On or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at its option at any time from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

For purposes of determining the optional Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a day-count basis) maturity comparable to the Par Call Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Par Call Date of the Notes of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations obtained by the Independent Investment Banker or, if the Independent Investment Banker is able to obtain only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Par Call Date” means January 15, 2046.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in the United States that the Company selects.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes of this series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes of this series (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Notes of this series to be redeemed.  Once notice of redemption is mailed for any Notes of this series, the Notes of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price.  If money sufficient to pay the Redemption Price of all of the Notes of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the other conditions set forth in Article IV of the Base Indenture are satisfied, and unless the Company defaults in the payment of the Redemption Price, then on and after the Redemption Date, interest shall cease to accrue on the Notes of this series (or portions thereof) called for redemption.  If fewer than all of the Notes of this series are to be redeemed, and the Notes of this series are at the time represented by a Global Note, then the Depositary shall select by lot the particular interests to be redeemed.  If the Company elects to redeem fewer than all of the Notes of this series, and any of the Notes of this series are not represented by a Global Note, then the Trustee shall select the particular

Notes of this series to be redeemed in accordance with its customary practices and procedures (and the Depositary shall select by lot the particular interests in any Global Note to be redeemed).

Notice of any redemption of Notes of this series in connection with a corporate transaction (including any equity offering, an incurrence of indebtedness or a change of control) may, at the Company’s discretion, be given prior to the completion thereof and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption or purchase is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. In addition, the Company may provide in such notice that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

[Special Mandatory Redemption.  The Notes of this series are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes of this series, plus accrued and unpaid interest on the principal amount of Notes of this series to, but excluding, the Special Mandatory Redemption Date (as defined below), if (i) the closing of the Acquisition has not occurred on or prior to November 11, 2016 (or if, pursuant to the Purchase Agreement, the Termination Date (as defined therein) is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination Date is so extended), or (ii) if, prior to such date, the Company notifies the Trustee in writing that it will not pursue the Acquisition. Each of (i) and (ii) is a “Special Mandatory Redemption Event”).

Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than 10 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing (such date of notification, the “Redemption Notice Date”) that the Notes of this series are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article IV of the Base Indenture.  The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of Article IV of the Base Indenture that all of the Notes of this series at the time Outstanding shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes of this series.  At or prior to 12:00 p.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes of this series on such date.  If such deposit is made as provided above, the Notes of this series will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Company defaults in the payment of the Special Mandatory Redemption Price.](4)

Repurchase of Notes Upon a Change of Control.  Upon the occurrence of a 2046 Change of Control Triggering Event, subject to certain exceptions and conditions set forth in the Indenture, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part of such Holder’s Notes of this series as set forth in the Indenture.

Guarantees.  The payment by the Company of the principal of, and premium, if any, and interest on the Notes of this series is unconditionally and irrevocably guaranteed on a joint and several basis by each of the Guarantors.

Defeasance and Discharge.  The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

Defaults and Remedies.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of this series at the time Outstanding, on behalf of the Holders of all Notes of this series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Restrictive Covenants.  The Indenture does not limit the incurrence of additional unsecured debt by the Company or any of its Subsidiaries; however, it does limit, among other things, the incurrence of additional secured debt, the entry into sale and leaseback transactions by the Company or any of its Restricted Subsidiaries and certain mergers, consolidations and sales of assets by the Company and the Guarantors.  The limitations are subject to a number of important qualifications and exceptions set forth in the Indenture.  Once a year, the Company must report to the Trustee on its compliance with these limitations.

(4)  Include only in Notes of this series issued prior to a Special Mandatory Redemption Event.

Denominations, Transfer and Exchange.  The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of any different authorized denomination or denominations, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, including Section 3.6 of the Base Indenture, the transfer of this Note is registerable in the Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of any different authorized denomination or denominations and for the same aggregate principal amount shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.8 of the Base Indenture) interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No Sinking Fund.  The Notes of this series are not entitled to the benefit of any sinking fund.

Governing Law.  This Note shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

Defined Terms.  All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee